EXHIBIT 10.19

                            STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (the "Agreement") is entered into as of December 11, 1998 among Urstadt Biddle Properties Inc., a Maryland corporation (the "Company"), and the persons set forth onSchedule 1 and signatory hereto (the "Purchasers").

WHEREAS, each of the Purchasers desires to subscribe for and purchase, and the Company desires to sell to each such Purchaser, the number of shares (the "Shares") of the Class A Common Stock of the Company, par value $.01 per share (the "Class A Common Stock"), set forth opposite the name of such Purchaser on
Schedule 1 hereto at a purchase price of $8.00 per Share.

NOW, THEREFORE, the parties agree as follows:

1.       Purchase of Shares

                  (a) Simultaneously with the execution of this Agreement, each of the Purchasers shall subscribe for and purchase, and the Company shall sell to each such Purchaser, the number of Shares set forth opposite the name of each such Purchaser on Schedule 1 hereto at a purchase price of $8.00 per Share.

(b) In consideration of such purchase and sale, (i) each of the Purchasers shall deliver to the Company a certified bank check payable to the order of the Company or a wire transfer of immediately available funds to an account specified by the Company in writing to the Purchaser in the amount equal to (x) $8.00 multiplied by (y) the number of Shares set forth opposite the name of the Purchaser on Schedule 1 hereto and (ii) the Company shall deliver to each of the Purchasers certificates registered in the name of the applicable Purchaser representing the number of Shares set forth opposite the name of the Purchaser on Schedule 1 hereto.

2.       Purchasers' Representations, Warranties and Agreements:

                  (a) Each of the Purchasers hereby represents and warrants that he is acquiring the Shares for investment for his own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof. Each of the Purchasers agrees and acknowledges that he will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any of the Shares unless: (i) such transfer, sale, assignment, pledge, hypothecation or other disposition is pursuant to an effective registration statement under the Securities Act of 1933, as amended, or the rules and regulations in effect thereunder (the "Act"); or (ii) counsel for the Purchaser (which counsel shall be acceptable to the Company) shall have furnished the Company with an opinion, satisfactory in form and substance to the Company, that no such registration is required because of the availability of an exemption from registration under the Act. Each of the Purchasers represents and warrants that this Agreement has been duly executed and delivered by such Purchaser.

                  (b) The certificate (or certificates) representing the Shares shall bear the following legend:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER
         DISPOSITION COMPLIES WITH THE PROVISIONS OF THE STOCK PURCHASE AGREEMENT DATED AS OF DECEMBER 11, 1998 AMONG THE COMPANY AND THE PURCHASERS SIGNATORY THERETO (A COPY OF WHICH IS ON FILE WITH THE
         SECRETARY OF THE COMPANY). NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR (B) IF THE COMPANY HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT OR THE RULES AND REGULATIONS IN EFFECT THEREUNDER."

                  (c) The Purchaser  acknowledges  that he has been advised that
         (i) the Shares have not been registered under the Act, (ii) the Shares must be held indefinitely and the Purchaser must continue to bear the economic risk of the investment in the Shares unless the Shares are subsequently registered under the Act or an exemption from such registration is available, (iii) when and if the Shares may be disposed of without registration in reliance on Rule 144 under the Act, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule, (iv) a restrictive legend in the form heretofore set forth shall be placed on the certificates representing the Shares and (v) a notation shall be made in the appropriate records of the Company indicating that the Shares are subject to restriction on transfer.

                  (d) If any Shares are to be disposed of in accordance with Rule 144 under the Act or otherwise, each of the Purchasers shall promptly notify the Company of such intended disposition and shall deliver to the Company at or prior to the time of such disposition such documentation as the Company may reasonably request in connection with such sale and, in the case of a disposition pursuant to Rule 144, shall deliver to the Company an executed copy of any notice on Form 144 required to be filed with the Securities and Exchange Commission (the "SEC").

                  (e) Each of the Purchasers represents and warrants that he has been given the opportunity to obtain all reports, proxy statements and other information filed by the Company with the SEC and any additional information or documents and to ask questions and receive answers about such documents, the Company and the business of the Company which he deems necessary to evaluate the merits and risks related to his investment in the Shares and he has relied solely on such information.

                  (f) The Purchaser further represents and warrants that: (i) his net worth and financial condition are such that he can afford to bear the economic risk of holding the unregistered Shares for an indefinite period of time and has adequate means for providing for his current needs and personal contingencies, (ii) he can afford to suffer a complete loss of his investment in the Shares, and (iii) his knowledge and experience in financial and business matters are such that he is capable of evaluating the merits and risks of his purchase of the Shares as contemplated by this Agreement.

3.       The Company's Representations and Warranties.

                  The Company represents and warrants to each of the Purchasers that: (i) this Agreement has been duly authorized, executed and delivered by the Company; and (ii) the Shares, when issued and delivered in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable.

         4.       Registration of Shares

                  (a) Registration If the company at any time proposes to register any shares of its Class A Common Stock under the Act whether or not for sale for its own account, other than a registration on Form S-8 or S-4 or any similar forms and other than a registration in respect of the Company's dividend reinvestment plan or other employee benefit plans it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders' rights under this Paragraph (a) and, upon the written request of any holder of Registrable Securities given to the Company within 30 days after the Company has given any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holder thereof, to the extent required to permit the disposition of the Registrable Securities so to be registered, provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities that was previously notified of such registration and, thereupon, shall not register any Registrable Securities in connection with such registration (but shall nevertheless pay the Registration Expenses in connection therewith). The Company will pay all Registration Expenses in connection with each registration of Registrable Securities.

                  (b) Registration Procedures. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in paragraph (a) the Company will promptly: (1) furnish to each seller of such securities, without charge, such number of conformed copies of the registration statement with respect to such securities and of each amendment and supplement thereto and such number of copies of the prospectus included in such registration statement (including each preliminary prospectus), as such seller may reasonably request; (2) use its best efforts to comply with all applicable rules and regulations of the SEC; (3) notify each seller of any securities covered by such registration statement (i) when such registration statement shall have become effective, or any amendment of or supplement to the prospectus used in connection therewith shall have been filed, (ii) of any request by the Securities and Exchange Commission to amend such registration statement or to amend or supplement such prospectus or for additional information and (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or of any order preventing or suspending the use of any prospectus; and (4) use its best efforts to list such securities on any securities exchange on which the Class A Common Stock is then listed.

         The Company may require each seller of any securities as to which registration is being effected to furnish to the Company such information regarding such seller as the Company may from time to time reasonably request in writing and as shall be required by law in connection therewith. Each such holder agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such holder not materially misleading.

         (c) Indemnification by the Company. In the event of any registration of any Registrable Securities under the Act pursuant to paragraph (a), the Company will indemnify and hold harmless each seller of such securities against any and all losses, claims, damages or liabilities, joint or several to which such seller may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a fact contained in any registration statement under which such securities were registered under the Act, any prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state a fact required to be stated in any such registration statement, prospectus, amendment or supplement or necessary to make the statements therein not misleading; and the Company will reimburse such seller for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or omission made in such registration statement, prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such seller or participating person expressly for use in the preparation thereof.

         (d) Indemnification by the Sellers In the event of any registration of any Registrable Securities under the Act pursuant to Paragraph (a), each of the sellers of such securities, will indemnify and hold harmless the Company against any and all losses, claims, damages or liabilities, joint or several, to which the Company may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a fact contained in, or any omission or alleged omission to state a fact with respect to such seller required to be stated in any registration statement under which such securities were registered under the Act, any prospectus contained therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by such seller expressly for use in the preparation of such registration statement, prospectus, amendment or supplement; and the seller will reimburse the Company for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the liability of each such seller will be in proportion to and limited to the net amount received by such seller (after deducting any underwriting discount and expenses) from the sale of Registrable Securities pursuant to such registration statement.

         (e) Other Remedies If for any reason the foregoing indemnity under Paragraph (c) or (d) is unavailable, or is insufficient to hold harmless an indemnified party, then the indemnifying party and the indemnified party under Paragraph (c) or (d) shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative fault of the indemnifying party on the one hand and the indemnified party on the other but also the relative benefits received by the indemnifying party and the indemnified party from the offering of Registrable Securities as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. No party shall be liable for contribution under this Paragraph (e) except to the extent and under such circumstances as such party would have been liable to indemnify under Paragraph (c) or (d) if such indemnification were enforceable under applicable law.

         (f)      Certain Definitions

                  "Registrable Securities" The shares of Class A Common Stock issued to Purchasers pursuant to this Stock Purchase Agreement, provided that such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such
         securities   shall  have  become  effective  under  the  Act  and  such securities shall have been disposed of in accordance with such registration statement, (b) such securities shall have been distributed to the public in reliance upon Rule 144 or (c) such securities become saleable pursuant to Rule 144 or (d) such securities shall have been held for a period of two years by Purchasers.

                  "Registration Expenses" All expenses incident to the Company's performance of its obligation in compliance with Paragraph (a), including, but not limited to, all registration and filing fees, all fees and expenses associated with listing securities, all printing expenses, the fees and disbursements of counsel for the Company and of its independent public accountants and the reasonable fees and disbursements of one law firm (but not more than one) retained by the holders of Registrable Securities and reasonably acceptable to the Company, but not including any underwriting discounts or commissions or any transfer taxes payable in respect of the sale of Registrable Securities by the holders thereof.

         5. Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

         6. Amendment. This Agreement may be amended only by a written instrument signed by the parties hereto.


         7. Applicable Law. The laws of the State of New York shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under principles of conflicts of law.

         8. Miscellaneous. As used herein, masculine pronouns shall include the feminine and neuter, as appropriate. This Agreement may be executed in two or more counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                       URSTADT BIDDLE PROPERTIES INC.



                                       By:      ________________________________
                                               Name:    James R. Moore
                                               Title:   Executive Vice President


                                       PURCHASERS:


                                       -----------------------------------
                                       Name:  Lee M. Comfort

                                       Comfort Employee Profit Sharing Plan

                                       By:

                                       Name: George V. Comfort

                                   SCHEDULE 1

Name of Purchaser                               Number of Shares of
                                                Class A Common Stock Purchased

Lee M. Comfort                                  162,500
--------------------                            -------
Print Name                                      Insert Number of Shares

Name of Purchaser                               Number of Shares of
                                                Class A Common Stock Purchased

Comfort Employee Profit Sharing Plan            37,500
------------------------------------            ------
Print Name                                      Insert Number of Shares